MASSMUTUAL SELECT FUNDS
Supplement dated September 26, 2018 to the
Prospectus dated February 1, 2018
This supplement provides new and additional information beyond that contained in the Prospectus and any previous supplements. It should be retained and read in conjunction with the Prospectus and any previous supplements.
The following information pertains to the MM Select Bond and Income Asset Fund:
Effective September 25, 2018 (the “Termination Date”), the MM Select Bond and Income Asset Fund (the “Fund”) was dissolved pursuant to a Plan of Liquidation and Termination approved by the Board of Trustees of the MassMutual Select Funds. Shareholders of the Fund received proceeds in proportion to the number of shares held by each of them on the Termination Date.
PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE
B3001M-NF-18-04